 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): February 7, 2020

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

510 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Principal Financial Officer

On February 13, 2020, Amyris, Inc. (the “Company”) announced that Han Kieftenbeld agreed to join the Company as its Chief Financial Officer, reporting to the Company’s Chief Executive Officer, effective March 16, 2020, subject to appointment by the Company’s Board of Directors (the “Board”) at its upcoming quarterly meeting.

Mr. Kieftenbeld, 54, brings over 25 years of international business leadership, finance and operations experience in food, health and nutrition end-markets. Most recently, from April 2016 to April 2019, Mr. Kieftenbeld served as Senior Vice President and Chief Financial Officer of Innophos Holdings, Inc., a leading international science-based producer of essential ingredients for health and nutrition, food and beverage and industrial brands. From June 2014 to July 2015, Mr. Kieftenbeld served as the Global Chief Financial Officer at AB Mauri, a worldwide leader in bakery ingredients. Prior to that, Mr. Kietenbeld held finance and operations roles of increasing reach and impact, including serving as Global Chief Procurement Officer of Ingredion Incorporated, and Global Chief Financial Officer of National Starch. Mr. Kieftenbeld started his career at Unilever in the Netherlands. In 2006, Mr. Kieftenbeld earned a joint master’s degree from New York University Stern School of Business, London School of Economics and Political Science, and the HEC School of Management, Paris. He holds a B.S. in Business Economics and Accounting from Windesheim University in the Netherlands.

Pursuant to an Offer Letter, dated February 6, 2020 (the “Offer Letter”), between the Company and Mr. Kieftenbeld, Mr. Kieftenbeld is expected to commence employment with the Company on March 16, 2020. The Offer Letter provides for an initial annual base salary for Mr. Kieftenbeld in the amount of $420,000. Mr. Kieftenbeld will also be eligible to receive an annual performance-based bonus, with an initial aggregate annual bonus target of $378,000, subject to the terms of the applicable executive bonus plan adopted by the Company each year. Pursuant to the Offer Letter, the Company also agreed to grant Mr. Kieftenbeld an initial stock option award and restricted stock unit (“RSU”) award under the Company’s 2010 Equity Incentive Plan (the “2010 EIP”) upon his commencement of employment with the Company. These initial equity awards to Mr. Kieftenbeld consist of: (i) a non-statutory stock option to purchase 22,500 shares of the Company’s common stock (vesting over three years, with 50% of the shares subject to the option vesting upon completion by Mr. Kieftenbeld of his twelfth month of employment and the remainder vesting over the following twenty-four months in equal monthly installments) with an exercise price equal to the fair market value of the Company’s common stock on the date of the grant (the “Initial Option Award”); and (ii) an award of 67,500 RSUs, which would vest over two years in equal annual installments (the “Initial RSU Award”). In addition, the Company agreed to pay Mr. Kieftenbeld a one-time signing bonus of $125,000, repayable to the Company in case Mr. Kieftenbeld voluntarily terminates employment with the Company prior to the completion of one year of employment. The Company also agreed to pay up to $5,000 per month in housing costs and to reimburse rental car costs, for up to 120 days, associated with Mr. Kieftenbeld’s relocation to Northern California in connection with his employment with the Company.

Mr. Kieftenbeld will be eligible to participate in the Company’s Executive Severance Plan (the “Severance Plan”), as described under “Executive Compensation—Potential Payments upon Termination and upon Termination Following a Change in Control” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2019 (the “Proxy Statement”). Mr. Kieftenbeld will also be eligible to participate in the Company’s other general executive compensation programs described in the “Executive Compensation” section of the Proxy Statement, including indemnification and other agreements described under “Executive Compensation—Agreements with Executive Officers,” and “Executive Compensation—Limitation of Liability and Indemnification.” Such descriptions are incorporated herein by reference.

Other than the indemnification described herein, Mr. Kieftenbeld has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are any such transactions currently proposed.

There are no family relationships between Mr. Kieftenbeld and any of the Company’s directors or executive officers.

Mr. Kieftenbeld will succeed Jonathan Wolter, who has been serving as the Company’s Interim Chief Financial Officer since June 3, 2019, as previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 4, 2019, which is incorporated herein by reference.

Resignation of Director

On February 7, 2020, Neil Williams notified the Company of his intent to resign from the Board to pursue other projects and personal interests, effective as of March 31, 2020. Mr. Williams’ decision was not due to any disagreement with the Company or due to any matter related to the Company's operations, policies or practices. The Company intends to continue evolving the Board to better serve the current growth needs of consumers and address key needs from beauty and wellness markets. Steven Mills, currently a member of the Audit Committee of the Board (the "Audit Committee"), will be appointed chair of the Audit Committee by the Board upon Mr. Williams’ resignation.

Item 7.01	Regulation FD Disclosure.

On February 13, 2020, the Company issued a press release regarding the matters discussed herein, a copy of which is attached hereto as Exhibit 99.1.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release issued February 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: February 13, 2020	By:	/s/ Nicole Kelsey
Nicole Kelsey
General Counsel and Secretary